UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2014

Packaging Corporation of America

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-15399	36-4277050
(Commission File Number)	(IRS Employer Identification No.)

1955 West Field Court, Lake Forest, Illinois 60045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (847) 482-3000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

In connection with the acquisition by Packaging Corporation of America (“PCA”) of Boise Inc. (“Boise”) on October 25, 2013, PCA is filing unaudited pro forma condensed combined financial statements of PCA and certain unaudited consolidated financial statements of Boise.

Pro Forma Financial Information

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the unaudited pro forma condensed combined financial information of PCA that is based on the historical consolidated financial information of PCA and Boise, as adjusted to illustrate the estimated pro forma effects of the events that are directly attributable to the acquisition of Boise (the “Acquisition”). The unaudited pro forma condensed combined income statement information gives effect to the Acquisition as if it had occurred on January 1, 2013.

The unaudited pro forma adjustments are based upon currently available preliminary information and assumptions that PCA believes to be reasonable. The pro forma adjustments and related assumptions are described in Exhibit 99.1 hereto.

Historical Financial Statements of Boise

Attached hereto as Exhibit 99.2 and incorporated herein by reference are the unaudited consolidated financial statements of Boise and its subsidiaries (including BZ Intermediate Holdings LLC) for the three and nine months ended September 30, 2013, and the unaudited consolidated financial statements of BZ Intermediate Holdings LLC and its subsidiaries for the three and nine months ended September 30, 2013.

Item 9.01.	Financial Statements and Exhibits

Number	Description

99.1	Unaudited pro forma condensed combined financial statements of Packaging Corporation of America, including the unaudited pro forma condensed combined statements of income for the year ended December 31, 2013.

99.2	Unaudited consolidated financial statements of Boise Inc. and its subsidiaries (including BZ Intermediate Holdings LLC) for the three and nine months ended September 30, 2013, and the unaudited consolidated financial statements of BZ Intermediate Holdings LLC and its subsidiaries for the three and nine months ended September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA

Dated: September 2, 2014	By:	/s/ Kent A. Pflederer
		Name:	Kent A. Pflederer
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description

99.1	Unaudited pro forma condensed combined financial statements of Packaging Corporation of America, including the unaudited pro forma condensed combined statements of income for the year ended December 31, 2013.

99.2	Unaudited consolidated financial statements of Boise Inc. and its subsidiaries (including BZ Intermediate Holdings LLC) for the three and nine months ended September 30, 2013, and the unaudited consolidated financial statements of BZ Intermediate Holdings LLC and its subsidiaries for the three and nine months ended September 30, 2013.